UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2013

This report on Form N-CSR relates solely to the Registrant's Fidelity Real Estate High Income Fund series (the "Fund").

Item 1. Reports to Stockholders

Fidelity®

Real Estate High Income
Fund

Annual Report

November 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets and cash flows as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call (collect) 1-401-292-6402 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $1,000,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate High Income Fund	6.96%	17.16%	6.68%

$1,000,000 Over 10 Years

Let's say hypothetically that $1,000,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. CMBS ex AAA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Commercial real estate securities posted a modest gain during the 12 months ending November 30, 2013, as reflected by the 2.35% return of the Barclays® U.S. CMBS ex AAA Index. The Barclays index was kept in check by rising U.S. interest rates, especially from mid-May through early September, as bond investors lightened up on their positions in anticipation that the U.S. Federal Reserve would soon begin to scale back the bond-buying in its quantitative easing (QE) campaign. Although the Fed decided in mid-September to delay any changes in QE, rates remained elevated and expectations of Fed tapering shifted to late 2013 or early 2014. The expectation of Fed tapering also caused CMBS spreads to widen in late spring, but the September decision to delay tapering enabled them finish the 12-month period at narrower levels, which modestly helped the index. In the first eleven months of 2013, new issuance of CMBS was on pace to nearly double that of 2012, reflecting continued healing in the market for securitized real estate loans. Meanwhile, demand for CMBS remained firm, a result of investors' favorable assessment of this asset class. The underlying market for commercial real estate enjoyed modest improvement during the period, as measured by rents, vacancies, defaults and other metrics, reflecting the subpar growth of the broader U.S. economy.

Comments from Stephen Rosen and David Bagnani, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Fidelity® Real Estate High Income Fund: For the year, the fund returned 6.96%, handily beating the Barclays index. Versus the index, the fund was aided by favorable security selection and exposure to the higher-yielding segments of the CMBS market, which delivered better returns than investment-grade debt in an environment of rising interest rates and a moderately expanding U.S. economy. The top contributor on an absolute basis was CRSTD 2003-1A D, a commercial real estate collateralized debt obligation. During the period, much of the collateral underlying this deeply subordinated tranche was refinanced, prompting the bond's value to soar. Also worthy of mention was CMBS holding CMAT 1999-C2 G, which enjoyed one credit upgrade in February and another in August, as about half of the loans underlying this security were paid off. Conversely, the biggest individual detractor was CMAT 1999-C1 F. The largest loan backing this CMBS position was collateralized by a Long Island shopping mall that was foreclosed on, and consequently we liquidated the position. A number of other noteworthy detractors were positions in preferred stock issued by real estate investment trusts, which were hampered by sharply higher interest rates.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2013 to November 30, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period* June 1, 2013 to November 30, 2013
Actual	.81%	$ 1,000.00	$ 1,013.80	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,021.01	$ 4.10

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets)
As of November 30, 2013	As of May 31, 2013
AAA,AA,A 25.8%	AAA,AA,A 26.2%
BBB 27.0%	BBB 26.1%
BB 13.7%	BB 11.4%
B 4.5%	B 6.5%
CCC,CC,C 8.1%	CCC,CC,C 7.7%
D 1.0%	D 1.0%
Not Rated 8.4%	Not Rated 9.9%
Equities 5.9%	Equities 6.1%
Short-Term Investments and Net Other Assets 5.6%	Short-Term Investments and Net Other Assets 5.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. Where neither Moody's nor S&P ratings are available, we have used Fitch® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of November 30, 2013	As of May 31, 2013
CMOs and Other Mortgage Related Securities 73.3%	CMOs and Other Mortgage Related Securities 72.2%
Asset-Backed Securities 6.2%	Asset-Backed Securities 6.5%
Nonconvertible Bonds 4.4%	Nonconvertible Bonds 4.6%
Convertible Bonds, Preferred Stocks 5.9%	Convertible Bonds, Preferred Stocks 6.1%
Bank Loan Obligations 4.4%	Bank Loan Obligations 5.4%
Other Investments 0.2%	Other Investments 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 5.6%	Short-Term Investments and Net Other Assets (Liabilities) 5.1%

Annual Report

Investments November 30, 2013

Showing Percentage of Net Assets

Nonconvertible Bonds - 4.4%
		Principal Amount (c)	Value
Healthcare - 1.2%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19		$ 2,725,000	$ 2,929,375
Omega Healthcare Investors, Inc.:
5.875% 3/15/24		1,790,000	1,807,900
6.75% 10/15/22		1,230,000	1,337,625
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18		989,000	1,070,593
Senior Housing Properties Trust 6.75% 4/15/20		3,000,000	3,337,623
			10,483,116
Homebuilders/Real Estate - 1.4%
DDR Corp. 4.625% 7/15/22		288,000	297,772
Developers Diversified Realty Corp.:
7.5% 4/1/17		214,000	251,389
7.875% 9/1/20		2,437,000	3,024,020
HCP, Inc. 3.75% 2/1/16		1,000,000	1,053,232
Highwoods/Forsyth LP 5.85% 3/15/17		1,000,000	1,111,942
Howard Hughes Corp. 6.875% 10/1/21 (d)		1,715,000	1,779,313
Nationwide Health Properties, Inc. 6% 5/20/15		1,000,000	1,074,035
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		925,000	1,086,641
Standard Pacific Corp. 8.375% 5/15/18		1,000,000	1,165,000
Ventas Realty LP/Ventas Capital Corp. 4.25% 3/1/22		1,000,000	1,014,146
Wrightwood Capital LLC 1.9% 4/20/20 (b)		912,918	821,626
			12,679,116
Hotels - 1.8%
FelCor Lodging LP:
5.625% 3/1/23		755,000	736,125
6.75% 6/1/19		3,000,000	3,210,000
Host Hotels & Resorts LP:
4.75% 3/1/23		890,000	903,595
5.875% 6/15/19		450,000	488,340
6% 11/1/20		805,000	877,698
Times Square Hotel Trust 8.528% 8/1/26 (d)		7,059,584	9,117,550
			15,333,308
TOTAL NONCONVERTIBLE BONDS (Cost $34,187,445)			38,495,540
Asset-Backed Securities - 6.2%
		Principal Amount (c)	Value
Anthracite CDO I Ltd. Series 2002-CIBA Class E, 9.314% 5/24/37 (d)		$ 1,570,000	$ 1,570,000
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.526% 3/23/19 (d)(e)		130,755	130,925
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 4.3702% 6/26/34 (d)(e)		73,793	5,435
Atherton Franchise Loan Funding LLP Series 1998-A Class F, 7.44% 5/15/20 (d)		108,594	4,572
Capital Trust RE CDO Ltd.:
Series 2005-1A:
Class D, 1.668% 3/20/50 (d)(e)		750,000	32,850
Class E, 2.268% 3/20/50 (d)(e)		3,000,000	0
Series 2005-3A:
Class A2, 5.16% 6/25/35 (d)		280,792	288,233
Class B, 5.267% 6/25/35 (d)		2,203,500	2,229,942
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.4929% 4/7/52 (d)(e)		1,510,164	1,450,226
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (d)		5,651,637	3,336,727
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (d)		3,496,814	3,504,157
Crest G-Star Ltd. Series 2001-2A Class C, 10% 2/25/32 (d)		920,186	874,176
Crest Ltd.:
Series 2000-1A Class D, 10% 8/31/36 (d)		719,183	215,755
Series 2004-1A Class H1, 3.9281% 1/28/40 (d)(e)		2,480,498	0
Fairfield Street Solar Corp. Series 2004-1A:
Class E1, 3.6026% 11/28/39 (d)(e)		1,088,748	32,662
Class F, 5.1026% 11/28/39 (d)(e)		1,182,610	29,565
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.666% 6/25/35 (e)(g)		425,217	17,603
Guggenheim Structured Real Estate Funding Ltd. Series 2006-3 Class E, 1.816% 9/25/46 (d)(e)		1,580,000	1,335,100
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.716% 8/26/30 (d)(e)		550,000	535,975
Class E, 2.166% 8/26/30 (d)(e)		1,055,000	705,268
Merit Securities Corp. Series 13 Class M1, 7.8656% 12/28/33 (e)		1,665,000	1,777,369
Mesa West Capital CDO Ltd. Series 2007-1A:
Class A1, 0.426% 2/25/47 (d)(e)		4,962,572	4,858,358
Class A2, 0.456% 2/25/47 (d)(e)		4,280,000	4,018,920
Class H, 1.636% 2/25/47 (d)(e)		1,005,000	768,825
Asset-Backed Securities - continued
		Principal Amount (c)	Value
N-Star Real Estate CDO Ltd. Series 1A:
Class B1, 1.9126% 8/28/38 (d)(e)		$ 597,615	$ 591,639
Class C1B, 7.696% 8/28/38 (d)		910,181	782,756
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33		290,482	107,405
Resource Real Estate Funding CDO Series 2007-1A Class J, 3.116% 9/25/46 (d)(e)		1,190,000	321,300
Taberna Preferred Funding III Ltd. Series 2005-3A:
Class D, 2.8878% 2/5/36 (d)(e)		2,448,885	245
Class E, 4.7378% 2/5/36 (d)(e)		720,563	72
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 4.7378% 12/5/36 (d)(e)		4,263,271	426
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.7506% 9/25/26 (d)(e)		4,815,000	3,298,275
Series 2006-1A:
Class A1A, 0.5106% 9/25/26 (d)(e)		1,719,762	1,745,558
Class A1B, 0.5806% 9/25/26 (d)(e)		7,893,000	7,557,548
Class A2B, 0.5606% 9/25/26 (d)(e)		311,382	308,268
Class B, 0.6106% 9/25/26 (d)(e)		2,310,000	2,281,125
Class C, 0.7806% 9/25/26 (d)(e)		3,740,000	3,637,150
Class D, 0.8806% 9/25/26 (d)(e)		730,000	691,675
Class E, 0.9806% 9/25/26 (d)(e)		900,000	837,000
Class F, 1.4006% 9/25/26 (d)(e)		1,601,000	1,464,915
Class G, 1.6006% 9/25/26 (d)(e)		576,000	525,600
Class J, 3.0006% 9/25/26 (d)(e)		500,000	458,750
Class K, 3.5006% 9/25/26 (d)(e)		805,000	716,450
Class L, 4.2506% 9/25/26 (d)(e)		500,000	451,250
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class A1, 0.5591% 11/21/40 (d)(e)		1,211,232	1,126,445
TOTAL ASSET-BACKED SECURITIES (Cost $65,139,902)			54,626,495
Collateralized Mortgage Obligations - 1.9%

Private Sponsor - 1.8%
Countrywide Home Loans, Inc.:
Series 2002-R1:
Class B3, 6.61% 7/25/32 (d)(e)		533,616	222,668
Class B4, 6.61% 7/25/32 (d)(e)		532,465	103,843
Series 2002-R2 Class 2B4, 3.5972% 7/25/33 (d)(e)		98,186	14,305
Series 2002-R3:
Class B3, 5.75% 8/25/43 (d)		483,914	118,581
Collateralized Mortgage Obligations - continued
		Principal Amount (c)	Value
Private Sponsor - continued
Countrywide Home Loans, Inc.: - continued
Series 2002-R3: - continued
Class B4, 5.75% 8/25/43 (d)		$ 99,490	$ 4,945
Series 2003-40 Class B3, 4.5% 10/25/18 (d)		29,137	1,161
Series 2003-50:
Class B4, 5% 11/25/18 (d)		95,136	41,024
Class B5, 5% 11/25/18 (d)		50,802	1,306
Series 2003-R1:
Class 2B4, 3.1964% 2/25/43 (d)(e)		73,903	24,819
Class 2B5, 3.1964% 2/25/43 (d)(e)		203,935	20,109
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (d)(e)		143,394	14,686
Credit Suisse First Boston Mortgage Acceptance Corp. Series 2004-6 Class B4, 4.7601% 9/25/19 (d)(e)		33,204	185
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-26 Class 4B3, 7% 10/25/17		118,462	40,668
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.3581% 12/25/46 (d)(e)		6,045,000	6,519,273
Series 2010-K7 Class B, 5.4354% 4/25/20 (d)(e)		5,000,000	5,414,425
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (d)		1,811,460	1,920,455
Nomura Asset Acceptance Corp. Series 2001-R1A Class B1, 7% 2/19/30 (d)(e)		248,583	74,254
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.1185% 7/10/35 (d)(e)		334,768	355,368
Series 2005-A Class B6, 2.1685% 3/10/37 (d)(e)		94,045	359
RESIX Finance Ltd. floater:
Series 2003-D Class B9, 11.6685% 12/10/35 (d)(e)		131,317	41,544
Series 2004-A:
Class B7, 4.4185% 2/10/36 (d)(e)		147,808	66,242
Class B9, 9.1685% 2/10/36 (d)(e)		240,632	85,141
Series 2004-B:
Class B8, 4.9185% 2/10/36 (d)(e)		128,026	39,439
Class B9, 8.4185% 2/10/36 (d)(e)		217,275	67,831
Series 2004-C:
Class B7, 3.6685% 9/10/36 (d)(e)		808,016	338,962
Class B8, 4.4185% 9/10/36 (d)(e)		719,519	186,909
Class B9, 7.1685% 9/10/36 (d)(e)		240,258	28,184
TOTAL PRIVATE SPONSOR			15,746,686
Collateralized Mortgage Obligations - continued
		Principal Amount (c)	Value
U.S. Government Agency - 0.1%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates:
Class B3, 7% 9/25/41 (g)		$ 372,809	$ 179,156
Class B4, 7% 9/25/41 (g)		204,167	69,092
Class B5, 7% 9/25/41 (g)		58,673	3,515
Series 2002-W1 subordinate REMIC pass thru certificates:
Class 3B3, 3.1751% 2/25/42 (d)(e)		91,657	49,933
Class 3B5, 3.1751% 2/25/42 (d)(e)		69,973	12,652
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 3.2063% 1/25/42 (d)(e)		76,582	30,309
Series 2003-W1 subordinate REMIC pass thru certificates:
Class B3, 4.7135% 12/25/42 (e)(g)		1,450,469	350,645
Class B4, 4.692% 12/25/42 (e)(g)		153,061	11,854
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 3.1326% 6/25/43 (e)(g)		271,938	88,928
Class 2B5, 3.1326% 6/25/43 (e)(g)		211,374	31,566
TOTAL U.S. GOVERNMENT AGENCY			827,650
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,493,879)			16,574,336
Commercial Mortgage Securities - 71.4%

Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (d)		1,230,000	1,403,247
Asset Securitization Corp.:
Series 1997-D4 Class B5, 7.525% 4/14/29		4,476,925	4,602,019
Series 1997-D5 Class A7, 7.5626% 2/14/43 (e)		304,953	306,099
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2005-4 Class AJ, 5.038% 7/10/45 (e)		3,070,000	3,147,867
Series 2006-4 Class AM, 5.675% 7/10/46		4,000,000	4,405,004
Series 2005-1 Class CJ, 5.2871% 11/10/42 (e)		4,020,000	4,234,109
Series 2005-4 Class H, 5.1966% 7/10/45 (d)(e)		525,000	87,656
Series 2005-5 Class D, 5.2233% 10/10/45 (e)		2,250,000	2,289,348
Series 2005-6 Class AJ, 5.185% 9/10/47 (e)		2,000,000	2,129,588
Series 2008-1 Class D, 6.2496% 2/10/51 (d)(e)		1,970,000	1,176,205
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.1677% 3/15/22 (d)(e)		$ 860,989	$ 645,828
Banc of America REMIC Trust Series 2012-CLMZ Class A, 7.6677% 8/15/17 (d)(e)		2,770,000	2,853,654
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.4429% 3/11/39 (e)		3,175,000	3,310,443
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer Series 2006-T22 Class AJ, 5.5794% 4/12/38 (e)		2,007,000	2,172,319
Series 1999-C1:
Class H, 5.64% 2/14/31 (d)		1,426,002	1,430,385
Class I, 5.64% 2/14/31 (d)		3,413,294	2,741,831
Series 2006-T22 Class B, 5.5794% 4/12/38 (d)(e)		1,370,000	1,467,551
Series 2007-BBA8:
Class K, 1.3677% 3/15/22 (d)(e)		1,720,000	1,382,274
Class L, 2.0677% 3/15/22 (d)(e)		3,980,125	2,591,231
Beckman Coulter, Inc. sequential payer Series 2000-A Class A, 7.4975% 12/15/18 (d)		5,515,840	6,005,095
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0% 8/1/24 (d)(e)		66,789	33,061
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1 Class H, 0.4288% 10/25/22 (d)(e)		43,597	31,259
Boca Hotel Portfolio Trust Series 2013-BOCA Class E, 3.9177% 8/15/26 (d)(e)		1,750,000	1,751,342
CFCRE Commercial Mortgage Trust Series 2011-C2 Class B, 5.5594% 12/15/47 (d)(e)		2,200,000	2,355,228
Chase Commercial Mortgage Securities Corp.:
Series 1998-1:
Class F, 6.56% 5/18/30 (d)		248,509	248,933
Class H, 6.34% 5/18/30 (d)		3,300,000	3,025,519
Series 1998-2 Class J, 6.39% 11/18/30 (d)		3,329,253	2,393,353
Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class G, 6.4% 8/15/31 (d)		183,027	183,497
Citigroup Commercial Mortgage Trust Series 2013-GC15 Class D, 5.107% 9/10/46 (e)		4,860,000	4,363,050
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (d)		4,000,000	2,831,248
Series 2012-CR5 Class D, 4.3351% 12/10/45 (d)(e)		1,550,000	1,431,341
Series 2013-CR10:
Class C, 4.958% 8/10/46 (d)(e)		1,310,000	1,309,935
Class D, 4.958% 8/10/46 (d)(e)		3,910,000	3,510,671
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
COMM Mortgage Trust: - continued
Series 2013-CR12 Class D, 5.086% 10/10/46 (d)(e)		$ 1,680,000	$ 1,522,142
Series 2013-CR9 Class D, 4.403% 7/10/45 (d)		1,100,000	936,692
COMM Mortgage Trust pass-thru certificates
floater Series 2006-FL12 Class AJ, 0.2977% 12/15/20 (d)(e)		1,187,666	1,171,740
COMM pass-thru certificates:
sequential payer Series 2003-LB1A Class D, 4.278% 6/10/38		4,150,000	4,223,819
Series 2001-J2A Class F, 7.142% 7/16/34 (d)(e)		1,583,000	1,848,863
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class J, 5.44% 9/15/30 (d)		11,437,060	11,061,821
Commercial Mortgage Asset Trust Series 1999-C2:
Class G, 6% 11/17/32		4,575,000	5,053,498
Class H, 6% 11/17/32		2,938,181	2,838,122
Commercial Mortgage Trust pass-thru certificates:
Series 2005 C6 Class B, 5.2458% 6/10/44 (e)		5,875,000	5,773,421
Series 2005-C6 Class AJ, 5.209% 6/10/44 (e)		4,500,000	4,703,198
Series 2012-CR1:
Class C, 5.3678% 5/15/45 (e)		2,060,000	2,160,495
Class D, 5.3678% 5/15/45 (d)(e)		4,010,000	3,844,968
Series 2012-CR2:
Class E, 4.8579% 8/15/45 (d)(e)		6,370,000	5,842,016
Class F, 4.25% 8/15/45 (d)		7,150,000	5,486,531
Series 2012-LC4:
Class C, 5.648% 12/10/44 (e)		1,534,000	1,645,799
Class D, 5.648% 12/10/44 (d)(e)		5,406,000	5,279,689
Credit Suisse First Boston Mortgage Securities Corp.:
floater Series 1997-C2 Class H, 7.46% 1/17/35 (d)(e)		3,190,000	3,097,806
Series 1997-C2 Class F, 7.46% 1/17/35 (e)		303,050	304,119
Series 1998-C1:
Class F, 6% 5/17/40 (d)		9,281,363	9,947,162
Class H, 6% 5/17/40 (d)		2,501,073	1,474,605
Series 1998-C2:
Class F, 6.75% 11/15/30 (d)		6,226,711	6,469,734
Class G, 6.75% 11/15/30 (d)		1,065,000	1,148,012
Series 2001-CK6 Class NW, 6.08% 8/15/36 (g)		16,935	13,929
Series 2002-CKP1 Class KZ, 6.294% 12/15/35 (d)(e)		4,463,545	4,500,552
Credit Suisse Mortgage Capital Certificates floater Series 2007-TFL1 Class L, 2.0677% 2/15/22 (d)(e)		2,369,829	689,876
DBUBS Mortgage Trust Series 2011-LC1A:
Class D, 5.5571% 11/10/46 (d)(e)		1,000,000	1,047,643
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
DBUBS Mortgage Trust Series 2011-LC1A: - continued
Class E, 5.5571% 11/10/46 (d)(e)		$ 4,940,000	$ 4,873,112
Class F, 5.5571% 11/10/46 (d)(e)		7,130,000	6,335,411
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		2,358,150	2,356,103
DLJ Commercial Mortgage Corp. Series 1998-CG1 Class B4, 7.1718% 6/10/31 (d)(e)		299,150	299,268
Extended Stay America Trust Series 2013-ESHM Class M, 7.625% 12/5/19 (d)		3,610,000	3,657,844
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust sequential payer Series 1998-C2 Class G, 7% 11/18/35 (d)(e)		3,007,000	3,133,622
Fontainebleau Miami Beach Trust Series 2012-FBLU:
Class D, 5.007% 5/5/27 (d)		1,178,000	1,213,083
Class E, 5.253% 5/5/27 (d)		822,000	832,719
Four Times Square Trust sequential payer Series 2006-4TS Class A, 5.401% 12/13/28 (d)		1,600,000	1,795,896
Freddie Mac:
pass-thru certificates Series K013 Class X3, 2.7901% 1/25/43 (e)(f)		5,370,000	874,005
Series KAIV Class X2, 3.6147% 6/25/46 (e)(f)		2,780,000	579,965
FREMF Mortgage Trust:
Series 2010-K9 Class B, 5.1639% 9/25/45 (d)(e)		2,300,000	2,447,734
Series 2011-K10 Class B, 4.597% 11/25/49 (d)(e)		1,650,000	1,695,212
Series 2011-K11 Class B, 4.4205% 12/25/48 (d)(e)		3,190,000	3,216,751
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (d)		690,716	690,716
GCCFC Commercial Mortgage Trust:
Series 2003-C2 Class J, 5.234% 1/5/36 (d)(e)		3,210,000	3,198,470
Series 2005-GG3:
Class B, 4.894% 8/10/42 (e)		1,090,000	1,114,322
Class J, 4.685% 8/10/42 (d)(e)		900,000	8,998
Class K, 4.685% 8/10/42 (d)(e)		1,412,172	9
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class J, 5.1675% 7/10/45 (d)(e)		2,277,000	1,720,958
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C1 Class H, 6.6% 7/15/29		2,632,264	2,074,919
Series 1997-C2:
Class G, 6.75% 4/15/29 (e)		2,708,874	2,994,556
Class H, 6.75% 4/15/29 (e)		6,130,384	3,695,958
Series 1999-C2I Class K, 6.481% 9/15/33		7,875,000	5,565,924
Series 1999-C3:
Class J, 6.974% 8/15/36 (d)		2,788,000	2,856,195
Class K, 6.974% 8/15/36 (d)		3,436,890	2,963,367
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
GMAC Commercial Mortgage Securities, Inc.: - continued
Series 2000-C1 Class K, 7% 3/15/33		$ 82,102	$ 60,593
Series 2003-C3 Class H, 5.7504% 4/10/40 (d)(e)		980,000	988,115
GS Mortgage Securities Corp. II:
Series 1997-GL Class H, 7.7995% 7/13/30 (d)(e)		3,736,000	3,850,942
Series 2004-GG2:
Class J, 5.067% 8/10/38 (d)(e)		420,000	55,861
Class K, 5.067% 8/10/38 (d)(e)		720,000	50,670
Series 2010-C1:
Class D, 5.9811% 8/10/43 (d)(e)		4,985,000	5,384,154
Class E, 4% 8/10/43 (d)		5,951,000	4,738,752
Series 2012-GCJ7:
Class C, 5.7227% 5/10/45 (e)		5,830,000	6,289,132
Class D, 5.7227% 5/10/45 (d)(e)		5,670,000	5,551,090
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.2254% 12/10/43 (d)(e)		4,100,000	4,130,086
Series 2011-GC5:
Class C, 5.3075% 8/10/44 (d)(e)		7,010,000	7,488,895
Class D, 5.3075% 8/10/44 (d)(e)		2,720,000	2,684,732
Series 2013-GC16 Class D, 5.323% 11/1/46 (d)(e)		3,220,000	2,895,746
Hilton U.S.A. Trust Series 2013-HLT Class EFX, 5.5428% 11/5/30 (d)(e)		3,020,000	3,048,863
JP Morgan Chase Commercial Mortgage Securities Trust floater:
Series 2013-JWMZ Class M, 6.1677% 4/15/18 (d)(e)		870,370	880,984
Series 2013-JWRZ Class E, 3.9077% 4/15/30 (d)(e)		1,700,000	1,693,803
JPMorgan Chase Commercial Mortgage Securities Corp.:
floater Series 2011-CCHP Class E, 5.15% 7/15/28 (d)(e)		2,000,000	2,020,664
Series 2001-A:
Class G, 6% 10/15/32 (d)(e)		1,407,489	25,351
Class X, 0.6365% 10/15/32 (d)(e)(f)		6,244,197	5,619
Series 2002-C1 Class E, 6.135% 7/12/37 (d)		2,691,174	2,696,362
Series 2003-C1:
Class D, 5.192% 1/12/37		1,146,964	1,148,206
Class F, 6.0073% 1/12/37 (d)(e)		805,000	806,074
Series 2009-IWST:
Class C, 7.4453% 12/5/27 (d)(e)		2,260,000	2,696,239
Class D, 7.4453% 12/5/27 (d)(e)		10,670,000	12,085,736
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (d)		3,590,000	3,783,438
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
JPMorgan Chase Commercial Mortgage Securities Corp.: - continued
Series 2010-CNTR Class D, 6.1838% 8/5/32 (d)(e)		$ 4,170,000	$ 4,566,959
Series 2011-C4 Class E, 5.3964% 7/15/46 (d)(e)		4,650,000	4,649,386
Series 2012-CBX:
Class C, 5.1872% 6/16/45 (e)		1,480,000	1,535,613
Class D, 5.1872% 6/16/45 (d)(e)		4,050,000	4,029,351
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2013-INMZ Class M, 6.1452% 9/15/18 (d)(e)		4,640,000	4,668,427
Series 2013-INN Class E, 4.4177% 10/15/30 (d)(e)		3,800,000	3,804,467
Series 2004-CBX Class D, 5.097% 1/12/37 (e)		1,215,000	1,104,678
Series 2005-LDP2 Class C, 4.911% 7/15/42 (e)		3,275,000	3,284,805
Series 2005-LDP5 Class AJ, 5.321% 12/15/44 (e)		2,020,000	2,148,335
Series 2005-PRKS Class A, 9.7496% 1/15/15 (d)(e)		2,361,172	2,573,677
Series 2010-C2:
Class D, 5.5261% 11/15/43 (d)(e)		3,120,000	3,306,698
Class XB, 0.6682% 11/15/43 (d)(e)(f)		26,860,000	1,013,745
Series 2011-C5 Class C, 5.3144% 8/15/46 (d)(e)		5,803,234	6,206,744
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8:
Class G, 6% 7/15/31 (d)		111,170	111,610
Class H, 6% 7/15/31 (d)		1,104,354	684,981
LB Commercial Conduit Mortgage Trust:
Series 1998-C1 Class K, 6.3% 2/18/30 (d)		1,648,977	1,021,909
Series 1998-C4 Class G, 5.6% 10/15/35 (d)		756,422	766,918
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.125% 4/25/21 (e)		36,437	25,506
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		1,170,000	1,175,127
Series 2005-C3 Class AJ, 4.843% 7/15/40		7,880,000	8,175,500
Series 2005-C7:
Class AJ, 5.323% 11/15/40 (e)		8,400,000	8,911,073
Class AM, 5.263% 11/15/40 (e)		938,000	1,009,712
Series 2006-C6:
Class A4, 5.372% 9/15/39		3,000,000	3,293,361
Class AM, 5.413% 9/15/39		5,000,000	5,531,545
Series 2006-C7 Class AM, 5.378% 11/15/38		1,160,000	1,260,724
Series 2003-C7:
Class L, 5.224% 7/15/37 (d)(e)		1,315,392	1,317,580
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
LB-UBS Commercial Mortgage Trust: - continued
Series 2003-C7: - continued
Class M, 5.224% 7/15/37 (d)(e)		$ 2,685,000	$ 2,587,779
Class N, 5.224% 7/15/37 (d)(e)		1,348,000	1,261,430
Series 2004-C7 Class E, 4.918% 10/15/36		1,733,000	1,776,481
Series 2005-C1 Class E, 4.924% 2/15/40		4,636,000	4,702,925
Series 2005-C2 Class AJ, 5.205% 4/15/30 (e)		5,260,000	5,461,900
Series 2005-C7 Class C, 5.35% 11/15/40 (e)		1,900,000	1,940,886
Series 2006-C4:
Class AJ, 5.878% 6/15/38 (e)		6,665,000	6,955,614
Class AM, 5.878% 6/15/38 (e)		3,840,000	4,224,173
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2007-LLFA Class E, 1.0677% 6/15/22 (d)(e)		4,770,000	4,766,642
LSTAR Commercial Mortgage Trust Series 2011-1:
Class B, 5.4395% 6/25/43 (d)(e)		1,924,000	1,985,626
Class D, 5.4395% 6/25/43 (d)(e)		2,059,000	2,060,365
Mach One Trust LLC Series 2004-1A:
Class H, 6.283% 5/28/40 (d)(e)		1,320,000	1,359,204
Class L, 5.45% 5/28/40 (d)(e)		1,393,000	1,133,038
Class M, 5.45% 5/28/40 (d)(e)		1,533,000	751,645
Merrill Lynch Financial Asset, Inc.:
Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	551,000	454,649
Class G, 4.384% 7/12/37	CAD	275,000	223,642
Class H, 4.384% 7/12/37	CAD	184,000	147,491
Class J, 4.384% 7/12/37	CAD	275,000	217,290
Class K, 4.384% 7/12/37	CAD	275,000	214,205
Class L, 4.384% 7/12/37	CAD	184,000	141,298
Class M, 4.384% 7/12/37	CAD	772,000	550,466
Series 2005-CA17:
Class F, 4.525% 11/12/37 (e)	CAD	812,000	626,140
Class G, 4.525% 11/12/37 (e)	CAD	846,000	638,490
Class H, 4.525% 11/12/37 (e)	CAD	235,000	169,406
Class J, 4.525% 11/12/37 (e)	CAD	248,000	169,311
Class K, 4.525% 11/12/37 (e)	CAD	261,000	173,664
Class L, 4.525% 11/12/37 (e)	CAD	248,000	160,851
Class M, 4.525% 11/12/37 (e)	CAD	2,006,355	1,107,457
Merrill Lynch Mortgage Investors Trust:
Series 1997-C2 Class F, 6.25% 12/10/29 (e)		4,560,318	4,546,916
Series 1999-C1 Class G, 6.71% 11/15/31 (d)		483,507	203,073
Merrill Lynch Mortgage Trust:
Series 05-LC1 Class AJ, 5.3671% 1/12/44 (e)		1,440,000	1,548,871
Series 2002-MW1 Class H, 5.695% 7/12/34 (d)		1,276,233	1,278,250
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Merrill Lynch Mortgage Trust: - continued
Series 2004-MKB1 Class F, 5.6925% 2/12/42 (d)(e)		$ 1,380,000	$ 1,386,620
Series 2006-C1:
Class AJ, 5.6793% 5/12/39 (e)		3,440,000	3,460,946
Class AM, 5.6793% 5/12/39 (e)		700,000	757,481
Mezz Capital Commercial Mortgage Trust:
sequential payer:
Series 2004-C1 Class A, 4.836% 1/15/37 (d)		63,471	59,663
Series 2004-C2 Class A, 5.318% 10/15/40 (d)		3,066,222	2,774,931
Series 2004-C1 Class IO, 8.6189% 1/15/37 (d)(e)(f)		153,441	6,521
Series 2004-C2:
Class D, 7.347% 10/15/40 (d)		1,074,000	107
Class E, 8.309% 10/15/40 (d)		441,000	44
Class F, 10.223% 10/15/40 (d)		760,734	76
Series 2005-C3:
Class D, 7.7% 5/15/44 (d)		1,039,000	104
Class E, 8.757% 5/15/44 (d)		513,607	51
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.6639% 11/15/45 (d)(e)		2,600,000	2,499,663
Series 2013-C12 Class D, 4.935% 10/15/46 (d)		4,000,000	3,533,240
Series 2013-C13 Class D, 4.887% 11/15/46 (d)(e)		2,100,000	1,843,211
Series 2013-C7:
Class D, 4.3056% 2/15/46 (d)		4,540,000	3,930,954
Class E, 4.3042% 2/15/46 (d)(e)		1,580,000	1,279,452
Series 2013-C8 Class D, 4.1724% 12/15/48 (d)(e)		2,260,000	1,938,453
Series 2013-C9:
Class C, 4.0726% 5/15/46 (e)		3,070,000	2,867,844
Class D, 4.1606% 5/15/46 (d)(e)		5,300,000	4,491,951
Morgan Stanley Capital I Trust:
floater Series 2006-XLF Class J, 0.598% 7/15/19 (d)(e)		2,609,698	2,549,589
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41		4,640,000	5,123,168
Series 2006-HQ9 Class AM, 5.773% 7/12/44		1,098,000	1,205,086
Series 2007-IQ16 Class A3, 5.852% 12/12/49		464,106	465,294
Series 2012-C4 Class E, 5.5255% 3/15/45 (d)(e)		3,800,000	3,744,155
Series 1997-RR:
Class F, 7.4196% 4/30/39 (d)(e)		495,698	495,698
Class G1, 7.4196% 4/30/39 (d)(e)		890,128	128,802
Series 1998-CF1:
Class F, 7.35% 7/15/32 (d)		755,413	788,358
Class G, 7.35% 7/15/32 (d)		1,483,750	1,136,723
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Morgan Stanley Capital I Trust: - continued
Series 1999-CAM1:
Class M, 6.54% 3/15/32 (d)		$ 2,262,373	$ 1,737,638
Class N, 6.54% 3/15/32 (d)		305,233	54,290
Series 1999-WF1:
Class L, 5.91% 11/15/31 (d)		936,308	956,830
Class N, 5.91% 11/15/31 (d)		1,600,000	1,601,216
Class O, 5.91% 11/15/31 (d)		1,387,047	423,952
Series 2003-IQ5 Class C, 5.8199% 4/15/38 (e)		765,003	764,560
Series 2005-HQ5 Class B, 5.272% 1/14/42		6,890,000	7,149,732
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		5,000,000	5,478,295
Series 2011-C1:
Class C, 5.2523% 9/15/47 (d)(e)		2,050,000	2,230,399
Class D, 5.2523% 9/15/47 (d)(e)		10,522,000	11,106,973
Class E, 5.2523% 9/15/47 (d)(e)		1,500,000	1,480,048
Series 2011-C2:
Class D, 5.3157% 6/15/44 (d)(e)		3,830,000	3,948,117
Class E, 5.3157% 6/15/44 (d)(e)		4,900,000	4,812,158
Class F, 5.3157% 6/15/44 (d)(e)		3,620,000	3,106,832
Series 2011-C3:
Class C, 5.1773% 7/15/49 (d)(e)		1,920,000	2,015,303
Class D, 5.1773% 7/15/49 (d)(e)		7,530,000	7,713,325
Class E, 5.1773% 7/15/49 (d)(e)		2,630,000	2,569,094
Series 2012-C4 Class D, 5.5255% 3/15/45 (d)(e)		1,950,000	2,004,327
Morgan Stanley Dean Witter Capital I Trust:
Series 2000-LIFE Class H, 6.5% 11/15/36 (d)		521,479	522,378
Series 2000-PRIN Class C, 7.9194% 2/23/34 (e)		2,519,000	2,753,093
Series 2001-TOP3 Class E, 7.4219% 7/15/33 (d)(e)		1,130,000	1,133,657
Series 2003-TOP9 Class E, 5.4447% 11/13/36 (d)(e)		630,000	653,567
Motel 6 Trust Series 2012-MTL6 Class D, 3.7812% 10/5/25 (d)		2,000,000	1,997,454
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)		2,357,761	3,037,975
RBSCF Trust Series 2010-MB1 Class D, 4.6848% 4/15/24 (d)(e)		5,717,000	5,911,212
Real Estate Asset Liquidity Trust:
Series 2006-2:
Class F, 4.456% 9/12/38 (d)	CAD	1,170,000	999,348
Class G, 4.456% 9/12/38 (d)	CAD	585,000	488,591
Class H, 4.456% 9/12/38 (d)	CAD	390,000	300,280
Class J, 4.456% 9/12/38 (d)	CAD	390,000	275,182
Class K, 4.456% 9/12/38 (d)	CAD	195,000	127,444
Class L, 4.456% 9/12/38 (d)	CAD	281,000	174,008
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Real Estate Asset Liquidity Trust: - continued
Series 2006-2: - continued
Class M, 4.456% 9/12/38 (d)	CAD	1,134,647	$ 513,862
Series 2007-1:
Class F, 4.57% 4/12/23	CAD	1,515,000	1,280,439
Class G, 4.57% 4/12/23	CAD	505,000	414,304
Class H, 4.57% 4/12/23	CAD	505,000	384,932
Class J, 4.57% 4/12/23 (e)	CAD	505,000	368,521
Class K, 4.57% 4/12/23	CAD	253,000	174,318
Class L, 4.57% 4/12/23	CAD	757,000	506,949
Class M, 4.57% 4/12/23	CAD	2,222,418	1,181,748
RMF Commercial Mortgage, Inc. Series 1997-1 Class G, 9.35% 1/15/19 (d)(e)		238,921	238,095
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-MMA Class E3, 6.5% 2/18/34 (d)(e)		25,826	25,922
TIAA Seasoned Commercial Mortgage Trust:
sequential payer Series 2007-C4 Class AJ, 5.5597% 8/15/39 (e)		3,150,000	3,352,901
Series 2007-C4 Class F, 5.5597% 8/15/39 (e)		5,345,000	3,854,691
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (d)		1,530,000	1,568,235
UBS Commercial Mortgage Trust Series 2007-FL1 Class G, 0.7427% 7/15/24 (d)(e)		2,500,000	2,175,000
UBS-BAMLL Trust Series 12-WRM Class D, 4.238% 6/10/30 (d)(e)		1,550,000	1,385,154
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 5.8747% 1/10/45 (d)(e)		1,794,000	2,033,879
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (d)		1,330,000	1,508,662
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		2,430,000	2,436,906
Series 2004-C11:
Class D, 5.3769% 1/15/41 (e)		2,720,000	2,787,864
Class E, 5.4269% 1/15/41 (e)		2,465,000	2,520,978
Series 2004-C12 Class D, 5.2902% 7/15/41 (e)		2,030,000	2,067,196
Series 2004-C14:
Class B, 5.17% 8/15/41		1,920,000	1,965,197
Class C, 5.21% 8/15/41		1,260,000	1,288,524
Series 2004-C15 Class 175C, 5.8479% 10/15/41 (d)(e)		2,300,000	2,372,252
Wells Fargo Commercial Mortgage Trust:
Series 2010-C1 Class XB, 0.5767% 11/15/43 (d)(e)(f)		26,055,541	935,394
Series 2012-LC5 Class D, 4.779% 10/15/45 (d)(e)		6,749,000	6,167,999
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (d)		$ 2,240,000	$ 2,365,453
Class D, 5.5482% 3/15/44 (d)(e)		1,370,000	1,365,089
Class E, 5% 3/15/44 (d)		1,510,000	1,279,864
Series 2011-C4 Class E, 5.2478% 6/15/44 (d)(e)		2,050,000	2,012,089
Series 2011-C5:
Class C, 5.6362% 11/15/44 (d)(e)		1,670,000	1,804,315
Class D, 5.6362% 11/15/44 (d)(e)		3,575,000	3,773,745
Series 2012-C6 Class D, 5.5627% 4/15/45 (d)(e)		3,250,000	3,179,066
Series 2012-C7 Class C, 4.8481% 6/15/45 (e)		3,793,000	3,822,885
Series 2012-C8 Class D, 4.8786% 8/15/45 (d)(e)		1,000,000	979,666
Series 2013-C11:
Class D, 4.1844% 3/15/45 (d)(e)		2,000,000	1,719,350
Class E, 4.1844% 3/15/45 (d)(e)		6,000,000	4,529,022
Series 2013-C13 Class D, 4.2791% 5/15/45 (d)(e)		1,800,000	1,519,522
WFRBS Commercial Mortgage Trust Series 2012-C10 Class D, 4.4604% 12/15/45 (d)(e)		2,130,000	1,856,510
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $588,595,411)			626,621,236
Preferred Stocks - 5.9%
	Shares
Convertible Preferred Stocks - 0.2%
Homebuilders/Real Estate - 0.2%
Alexandria Real Estate Equities, Inc. Series D 7.00%	64,000	1,608,000
Nonconvertible Preferred Stocks - 5.7%
Homebuilders/Real Estate - 5.5%
Alexandria Real Estate Equities, Inc. Series E, 6.45%	79,400	1,787,294
Annaly Capital Management, Inc.:
Series A, 7.875%	108,781	2,697,769
Series C, 7.625%	48,000	1,109,760
Series D, 7.50%	34,028	775,498
CBL & Associates Properties, Inc.:
Series D, 7.375%	129,000	3,253,380
Series E, 6.625%	110,000	2,480,500
Cedar Shopping Centers, Inc. Series B, 7.25%	30,000	695,700
CenterPoint Properties Trust Series D, 5.377%	1,934	1,257,100
Corporate Office Properties Trust:
Series H, 7.50%	5,000	121,800
Series L, 7.375%	71,383	1,729,610
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
Homebuilders/Real Estate - continued
CYS Investments, Inc. Series B, 7.50%	102,500	$ 2,084,850
DDR Corp. Series K, 6.25%	90,662	1,886,676
Digital Realty Trust, Inc. Series E, 7.00%	60,000	1,431,000
Equity Lifestyle Properties, Inc. Series C, 6.75%	69,828	1,606,742
Essex Property Trust, Inc. Series H, 7.125%	61,727	1,599,347
First Potomac Realty Trust 7.75%	80,000	1,986,400
Hersha Hospitality Trust Series B, 8.00%	80,827	2,048,964
LaSalle Hotel Properties Series G, 7.25%	19,122	466,577
PS Business Parks, Inc.:
Series R, 6.875%	34,911	860,556
Series S, 6.45%	152,000	3,451,920
Public Storage:
Series P, 6.50%	72,680	1,820,634
Series R, 6.35%	47,500	1,140,000
Series S, 5.90%	50,000	1,115,000
Realty Income Corp. Series F, 6.625%	80,000	1,961,600
Regency Centers Corp. Series 6, 6.625%	34,710	795,900
Retail Properties America, Inc. 7.00%	135,649	3,010,051
Stag Industrial, Inc. Series A, 9.00%	60,000	1,605,600
Sun Communities, Inc. Series A, 7.125%	82,399	1,977,576
Taubman Centers, Inc. Series J, 6.50%	66,277	1,511,116
		48,268,920
Hotels - 0.2%
Hospitality Properties Trust Series D, 7.125%	70,000	1,743,000
TOTAL NONCONVERTIBLE PREFERRED STOCKS		50,011,920
TOTAL PREFERRED STOCKS (Cost $53,930,886)		51,619,920
Bank Loan Obligations - 4.4%
	Principal Amount (c)
Diversified Financial Services - 0.3%
Blackstone REL 10% 10/1/17	$ 2,240,879	2,263,288
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (e)	253,725	256,579
		2,519,867
Bank Loan Obligations - continued
	Principal Amount (c)	Value
Healthcare - 0.4%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (e)	$ 3,501,826	$ 3,414,280
Homebuilders/Real Estate - 1.2%
CityCenter REL 8.75% 7/12/14 (e)	413,418	413,418
EOP Operating LP term loan:
6.02% 2/1/14 (e)	3,000,000	2,985,000
6.27% 2/1/14 (e)	2,200,000	2,189,000
Equity Inns Reality LLC Tranche A, term loan 11% 11/4/14 (e)	5,346,662	4,838,283
		10,425,701
Hotels - 2.5%
Extended Stay America, Inc. REL 9.625% 12/1/19	5,000,000	5,125,000
Hilton Worldwide Finance, LLC Tranche B, term loan 4% 10/25/20 (e)	8,881,579	8,914,885
La Quinta:
Tranche A, term loan 11.375% 7/6/14 (e)	2,308,464	2,346,092
Tranche B, term loan 11.375% 7/6/14 (e)	1,731,359	1,759,580
Tranche D, term loan 14.9% 7/6/14 (e)	3,600,000	3,672,000
		21,817,557
TOTAL BANK LOAN OBLIGATIONS (Cost $38,043,847)		38,177,405
Preferred Securities - 0.2%

Homebuilders/Real Estate - 0.2%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (d)	3,000,000	150,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (d)	3,100,000	1,822,490
Crest G-Star Ltd. Series 2001-2A Class PS, 2/25/32 (d)	1,100,000	220,000
TOTAL PREFERRED SECURITIES (Cost $7,014,061)		2,192,490
Money Market Funds - 5.3%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (a) (Cost $46,678,492)	46,678,492	$ 46,678,492
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $851,083,923)		874,985,914
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,473,312
NET ASSETS - 100%		$ 877,459,226
Currency Abbreviations
CAD	-	Canadian dollar
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Non-income producing - Security is in default.
(c) Amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $491,761,733 or 56.0% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $766,288 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK6 Class NW, 6.08% 8/15/36	7/1/02	$ 8,658
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates:
Class B3, 7% 9/25/41	5/21/03	$ 323,062
Class B4, 7% 9/25/41	11/2/01	$ 94,938
Class B5, 7% 9/25/41	11/2/01	$ 12,615
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates:
Class B3, 4.7135% 12/25/42	3/25/03	$ 833,417
Class B4, 4.692% 12/25/42	3/25/03	$ 81,505
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 3.1326% 6/25/43	9/29/03	$ 110,432
Class 2B5, 3.1326% 6/25/43	9/29/03	$ 28,851
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.666% 6/25/35	6/3/05	$ 375,129
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 63,059
Other Information

The following is a summary of the inputs used, as of November 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$ 51,619,920	$ 48,754,820	$ 1,608,000	$ 1,257,100
Corporate Bonds	38,495,540	-	37,673,914	821,626
Asset-Backed Securities	54,626,495	-	38,857,980	15,768,515
Collateralized Mortgage Obligations	16,574,336	-	13,928,407	2,645,929
Commercial Mortgage Securities	626,621,236	-	596,583,074	30,038,162
Bank Loan Obligations	38,177,405	-	17,424,027	20,753,378
Preferred Securities	2,192,490	-	-	2,192,490
Money Market Funds	46,678,492	46,678,492	-	-
Total Investments in Securities:	$ 874,985,914	$ 95,433,312	$ 706,075,402	$ 73,477,200
Percentage of Market Value:	100.0%	10.9%	80.7%	8.4%
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Asset-Backed Securities
Beginning Balance	$ 29,190,498
Net Realized Gain (Loss) on Investment Securities	(597,377)
Net Unrealized Gain (Loss) on Investment Securities	3,383,000
Cost of Purchases	1,861,920
Proceeds of Sales	(12,643,172)
Amortization/Accretion	(420,266)
Transfers into Level 3	-
Transfers out of Level 3	(5,006,088)
Ending Balance	$ 15,768,515
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2013	$ 2,231,369
Investments in Securities: - continued
Commercial Mortgage Securities
Beginning Balance	$ 39,423,964
Net Realized Gain (Loss) on Investment Securities	(611,025)
Net Unrealized Gain (Loss) on Investment Securities	3,627,335
Cost of Purchases	1,342,688
Proceeds of Sales	(7,592,246)
Amortization/Accretion	2,034,562
Transfers into Level 3	9,770,395
Transfers out of Level 3	(17,957,511)
Ending Balance	$ 30,038,162
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2013	$ 3,154,730
Other Investments in Securities
Beginning Balance	$ 12,143,173
Net Realized Gain (Loss) on Investment Securities	(5,916,963)
Net Unrealized Gain (Loss) on Investment Securities	9,117,373
Cost of Purchases	12,546,190
Proceeds of Sales	(2,201,102)
Amortization/Accretion	(26,734)
Transfers into Level 3	2,168,090
Transfers out of Level 3	(159,504)
Ending Balance	$ 27,670,523
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2013	$ 3,195,374

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $804,405,431)	$ 828,307,422
Fidelity Central Funds (cost $46,678,492)	46,678,492
Total Investments (cost $851,083,923)		$ 874,985,914
Cash		45,211
Receivable for investments sold		2,245,495
Dividends receivable		103,408
Interest receivable		6,128,060
Distributions receivable from Fidelity Central Funds		3,619
Prepaid expenses		2,441
Total assets		883,514,148

Liabilities
Payable for investments purchased	$ 4,992,786
Distributions payable	293,423
Accrued management fee	517,028
Other affiliated payables	42,309
Other payables and accrued expenses	209,376
Total liabilities		6,054,922

Net Assets		$ 877,459,226
Net Assets consist of:
Paid in capital		$ 898,455,278
Distributions in excess of net investment income		(6,213,207)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(38,693,113)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,910,268
Net Assets, for 100,072,312 shares outstanding		$ 877,459,226
Net Asset Value, offering price and redemption price per share ($877,459,226 ÷ 100,072,312 shares)		$ 8.77

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2013

Investment Income
Dividends		$ 3,191,182
Interest		58,746,571
Income from Fidelity Central Funds		63,059
Total income		62,000,812

Expenses
Management fee	$ 6,306,868
Transfer agent fees	138,062
Accounting fees and expenses	381,563
Custodian fees and expenses	17,499
Independent trustees' compensation	4,960
Audit	495,947
Legal	2,485
Miscellaneous	8,412
Total expenses before reductions	7,355,796
Expense reductions	(329)	7,355,467
Net investment income (loss)		54,645,345
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,048,388)
Foreign currency transactions	(3,961)
Total net realized gain (loss)		(9,052,349)
Change in net unrealized appreciation (depreciation) on: Investment securities	14,704,487
Assets and liabilities in foreign currencies	(1,514)
Total change in net unrealized appreciation (depreciation)		14,702,973
Net gain (loss)		5,650,624
Net increase (decrease) in net assets resulting from operations		$ 60,295,969

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2013	Year ended November 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 54,645,345	$ 52,608,930
Net realized gain (loss)	(9,052,349)	(3,627,700)
Change in net unrealized appreciation (depreciation)	14,702,973	91,581,402
Net increase (decrease) in net assets resulting from operations	60,295,969	140,562,632
Distributions to shareholders from net investment income	(50,904,289)	(55,805,490)
Distributions to shareholders from net realized gain	(3,629,909)	(1,002,919)
Total distributions	(54,534,198)	(56,808,409)
Share transactions Proceeds from sales of shares	47,275,500	72,909,190
Reinvestment of distributions	50,746,165	52,852,749
Cost of shares redeemed	(129,037,820)	(24,330,768)
Net increase (decrease) in net assets resulting from share transactions	(31,016,155)	101,431,171
Total increase (decrease) in net assets	(25,254,384)	185,185,394

Net Assets
Beginning of period	902,713,610	717,528,216
End of period (including distributions in excess of net investment income of $6,213,207 and undistributed net investment income of $875,656, respectively)	$ 877,459,226	$ 902,713,610
Other Information Shares
Sold	5,388,745	8,915,448
Issued in reinvestment of distributions	5,793,530	6,425,989
Redeemed	(14,659,534)	(2,966,285)
Net increase (decrease)	(3,477,259)	12,375,152

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Cash Flows

Year ended November 30, 2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 60,295,969
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Change in receivable for investments sold	(406,115)
Change in dividend receivable	13,351
Change in interest receivable	(1,270,807)
Change in prepaid expenses	763
Change in other assets	-
Change in payable for investments purchased	2,766,574
Change in other payables and accrued expenses	55,096
Purchases of long-term investments	(185,871,163)
Proceeds from sales of long-term investments	227,041,279
Purchases of and proceeds from maturities/sales of short-term investments - net	(8,446,544)
Net cash from return of capital distributions	461,965
Net amortization/accretion of premium/discount	(8,354,243)
Net realized loss on investment securities and foreign currency transactions	9,052,349
Change in net unrealized (appreciation) depreciation on investment securities and assets and liabilities in foreign currencies	(14,702,973)
Net cash provided by operating activities	80,635,501
Cash flows from financing activities:
Proceeds from sales of shares	52,275,500
Distribtions to shareholders net of reinvestments	(3,823,417)
Cost of shares redeemed	(129,037,820)
Change in payable to Custodian Bank	(4,553)
Net cash used in financing activities	(80,590,290)
Net increase in cash and cash equivalents	45,211
Cash, beginning of year	-
Cash, end of year	$ 45,211

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.72	$ 7.87	$ 7.83	$ 6.85	$ 5.76
Income from Investment Operations
Net investment income (loss) B	.542	.537	.546	.567	.598
Net realized and unrealized gain (loss)	.048	.898	.167	1.096	.844
Total from investment operations	.590	1.435	.713	1.663	1.442
Distributions from net investment income	(.505)	(.574)	(.673)	(.683)	(.352)
Distributions from net realized gain	(.035)	(.011)	-	-	-
Total distributions	(.540)	(.585)	(.673)	(.683)	(.352)
Net asset value, end of period	$ 8.77	$ 8.72	$ 7.87	$ 7.83	$ 6.85
Total Return A	6.96%	18.94%	9.34%	25.65%	26.28%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.81%	.82%	.83%	.90%
Expenses net of fee waivers, if any	.83%	.81%	.82%	.83%	.90%
Expenses net of all reductions	.83%	.81%	.82%	.83%	.90%
Net investment income (loss)	6.18%	6.52%	6.86%	7.67%	10.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 877,459	$ 902,714	$ 717,528	$ 585,270	$ 379,184
Portfolio turnover rate D	22%	21%	20%	17%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2013

1. Organization.

Fidelity Real Estate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds,bank loan obligations and preferred securities, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy.

The Fund attempts to obtain prices from one or more third party pricing vendors or brokers. For certain securities, independent prices may be unavailable, unreliable or limited to a single third party pricing vendor or broker. As of November 30, 2013, 19% of the securities held by the Fund were either valued based on a price provided by a single third party pricing vendor or broker or were fair valued. Actual prices may differ from the values that would be realized if the securities were sold, and the differences could be material.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 11/30/13	Valuation Technique(s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Asset-Backed Securities	$ 5,232,598	Discounted cash flow	Yield	10.0%	Decrease
		Expected distribution	Recovery rate	0% - 27% / 26.7%	Increase
		Market comparable	Quoted price	$100.00	Increase
Bank Loan Obligations	$ 413,418	Discounted cash flow	Yield	8.8%	Decrease

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 11/30/13	Valuation Technique(s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Collateralized Mortgage Obligations	$ 2,605,260	Discounted cash flow	Yield	6.5% - 50% / 12.3%	Decrease
		Expected distribution	Recovery rate	0.6%	Increase
Commercial Mortgage Securities	$ 11,055,792	Discounted cash flow	Discount rate	30.0%	Decrease
			Yield	11% - 20% / 14.2%	Decrease
		Expected distribution	Recovery rate	70%	Increase
		Market comparable	Spread	0.6% - 127.6% / 18.9%	Decrease
			Quoted price	$17.79 - $87.00 / $85.31	Increase
Corporate Bonds	$ 821,626	Discounted cash flow	Discount rate	20.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 64,989,529
Gross unrealized depreciation	(47,076,715)
Net unrealized appreciation (depreciation) on securities and other investments	$ 17,912,814

Tax Cost	$ 857,073,100

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 93,200
Capital loss carryforward	$ (38,506,892)
Net unrealized appreciation (depreciation)	$ 17,921,091

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (5,138,254)
2017	(12,497,160)
2019	(15,362,164)
Total with expiration	(32,997,578)
No expiration
Long-term	(5,509,314)
Total capital loss carryforward	$ (38,506,892)

The tax character of distributions paid was as follows:

	November 30, 2013	November 30, 2012
Ordinary Income	$ 54,534,198	$ 56,808,409

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

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Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $185,848,449 and $226,596,647, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment advisor that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,945 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount to the Fund in addition to trade

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7. Expense Reductions - continued

execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $318.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of approximately 17% of the total outstanding shares of the fund.

9. Credit and Liquidity Risk.

The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgage backed securities. As these securities have a higher degree of sensitivity to changes in economic conditions, including real estate values, the risk of default is higher, and the liquidity and/or value of such securities may be adversely affected.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series I) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 28, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-401-292-6402.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay on December 30, 2013, to shareholders of record at the opening of business on December 27, 2013, a distribution of $0.05 per share derived from capital gains realized from sales of portfolio securities.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $42,871,663 of distributions paid during the period January 1, 2013 to November 30, 2013 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Real Estate High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 70% means that 30% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate High Income Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2012. The Board considered that the fund is a specialized institutional product that, unlike the majority of funds in its peer group, primarily invests in lower quality commercial mortgage-backed securities and other real estate-related investments. FMR has not identified any other similar, publicly-available open-end funds.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

REHI-UANN-0114
1.786712.110

Item 2. Code of Ethics

As of the end of the period, November 30, 2013, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Real Estate High Income Fund (the "Fund"):

Services Billed by PwC

November 30, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$490,000	$-	$5,600	$1,800

November 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$224,000	$-	$6,500	$1,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	November 30, 2013A	November 30, 2012A
Audit-Related Fees	$4,860,000	$5,130,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	November 30, 2013 A	November 30, 2012 A
PwC	$5,445,000	$6,050,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

I

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 28, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 28, 2014